PIMCO Funds

Supplement Dated March 26, 2010 to the

Bond Funds Institutional Class, Class M, Class P, Administrative Class and Class D Prospectus,

dated October 1, 2009

Disclosure Related to the PIMCO Convertible Fund (the “Fund”)

Effective March 29, 2010, Jonathan L. Horne is the portfolio manager of the Fund. Therefore, effective March 29, 2010, the disclosure in the table providing information with respect to the Fund in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
Convertible	Jonathan L. Horne	03/10	Senior Vice President, PIMCO. Mr. Horne currently focuses on credit derivatives and relative value and previously served on the interest rate derivatives desk, where he specialized in U.S. dollar swaps and swaptions. Prior to joining PIMCO in 2006, he focused on risk management and volatility trading for a multi-strategy hedge fund.

Investors Should Retain This Supplement For Future Reference

PI_1525440_Supp 3/26/10

PIMCO Funds

Supplement Dated March 26, 2010 to the

Statement of Additional Information,

dated October 1, 2009 (as revised as of February 26, 2010)

Disclosure Related to the PIMCO Convertible Fund (the “Fund”)

Effective March 29, 2010, Jonathan L. Horne is the portfolio manager of the Fund. Therefore, effective March 29, 2010, all references to the Fund in footnote 20 following the table beginning on page 71 in the subsection titled “Portfolio Managers—Other Accounts Managed” are deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)

Horne[20]

Registered Investment Companies	0	N/A	N/A	N/A

Other Pooled Investment Vehicles	3	$491	2	$471

Other Accounts	1	$75	0	N/A

[20]	As of March 29, 2010, Mr. Horne manages the Convertible Fund, which, as of March 31, 2009, had $1.022 billion in total assets under management.

In addition, effective March 29, 2010, the paragraph immediately preceding the above table is deleted and replaced with the following:

Effective January 1, 2010, Andrew Jessop is the portfolio manager of the PIMCO High Yield Fund. Information pertaining to accounts managed by Mr. Jessop is as of November 30, 2009. Effective March 29, 2010, Jonathan L. Horne is the portfolio manager of the PIMCO Convertible Fund. Information pertaining to accounts managed by Mr. Horne is as of February 28, 2010.

Additionally, effective March 29, 2010, the section of the table beginning on page 77 in the subsection titled “Portfolio Managers—Securities Ownership” relating to the Fund is deleted and replaced with the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned

Horne[6]	Convertible	None

[6]	As of March 29, 2010, Mr. Horne manages the Convertible Fund. As of March 19, 2010, to the best of the Trust’s knowledge, Mr. Horne did not own any shares of the Convertible Fund.

Investors Should Retain This Supplement For Future Reference